Exhibit 99.1

Kandi Technologies Reports Second Quarter 2023 Financial Results

Strategic product transformation has borne fruitful outcomes, leading to a remarkable turnaround to profitability

JINHUA, China, Aug. 08, 2023 (GLOBE NEWSWIRE) -- Kandi Technologies Group, Inc. (the “Company”, “we” or “Kandi”) (NASDAQ GS: KNDI), today announced its financial results for the second quarter of 2023.

Second Quarter Highlights

●	Total revenues of $36.0 million increased by 72.5% year-over-year.

●	Gross profit of $13.7 million and gross margin of 38.2%, compared to gross profit of $2.7 million and gross margin of 13.0% in the same period of 2022.

●	Net income was $4.4 million, or $0.06 income per fully diluted share, compared to a net loss of $1.9 million, or $0.02 loss per fully diluted share for the same period of 2022.

●	Cash and equivalents, restricted cash, and certificate of deposit totaled $232.5 million as of June 30, 2023.

Dr. Xueqin Dong, CEO of Kandi commented, “The Company's efforts invested in product transformation over the past few years have finally borne fruit this year, leading to a successful turnaround from losses to profits. Net income reached $4.4 million, demonstrating a significant recovery from the challenges we faced in the prior years. The continued growth of gross profit reflects our commitment to drive our product mix toward higher-profit and more rapidly growing categories. The success of our all-electric off-road vehicles is the driving force behind our sales recovery and return to profitability. We see immense potential in the US off-road vehicle market, and we are dedicated to expanding our product offerings to meet the evolving demands of our customers.”

Q2 2023 Financial Results

Net Revenues and Gross Profit (in USD millions)

	Q2 2023	Q2 2022	Y-o-Y%
Net Revenues	$36.0	$20.8	+72.5%
Gross Profit	$13.7	$2.7	+405.2%
Gross Margin%	38.2%	13.0%	-

Net revenues of $36.0 million increased by 72.5% from the same period of 2022. Kandi’s focus on innovation, production, and commercialization of electric off-road vehicles -- particularly crossover golf carts, go karts, and all-terrain vehicles or ATVs -- boosted sales of off-road vehicles and associated parts to achieve its largest proportion ever of quarterly sales. Gross margin grew versus the year-earlier period because of the greater profitability of off-road vehicles, with crossover golf carts being a significant contributor to this increase.

Operating Income/Loss (in USD millions)

	Q2 2023	Q2 2022	Y-o-Y%
Operating Expenses	$(14.0)	$(9.0)	+55.1%
Loss from Operations	$(0.2)	$(6.3)	-96.4%
Operating Margin%	-0.6%	-30.1%	-

Operating expenses rose to $14.0 million from $9.0 million in the same period of 2022. While operating expenses were up, significantly higher gross profits resulted in improvement in operating income. The rise in operating expenses can be attributed mainly to increased sales and marketing expenses associated with increasing number of electric off-road vehicles exported to the U.S. market, and higher general and administration expenses due to increased stock-based compensation.

Net Income/Loss (in USD millions)

	Q2 2023	Q2 2022	Y-o-Y%
Net Income (Loss)	$4.4	$(1.9)	-333.9%
Net Income (Loss) per Share, Basic and Diluted	$0.06	$(0.02)	-

Net income was $4.4 million, a noteworthy improvement compared to a net loss of $1.9 million during the same period in 2022. The primary factor for the swing to profit was the better gross margins.

Second Quarter 2023 Conference Call Details

The Company has scheduled a conference call and live webcast to discuss its financial results at 8:00 A.M. Eastern Time (8:00 P.M. Beijing Time) on Tuesday, Aug 8, 2023. Management will deliver prepared remarks to be followed by a question-and-answer session.

The dial-in details for the conference call are as follows:

●	Toll-free dial-in number: +1-877-407-3982

●	International dial-in number: + 1-201-493-6780

●	Webcast and replay: https://viavid.webcasts.com/starthere.jsp?ei=1627967&tp_key=83400af773

The live audio webcast of the call can also be accessed by visiting Kandi's Investor Relations page on the Company's website at http://www.kandivehicle.com. An archive of the webcast will be available on the Company's website following the live call.

About Kandi Technologies Group, Inc.

Kandi Technologies Group, Inc. (KNDI), headquartered in Jinhua Economic Development Zone, Zhejiang Province, is engaged in the research, development, manufacturing, and sales of various vehicular products. Kandi conducts its primary business operations through its wholly-owned subsidiary, Zhejiang Kandi Technologies Group Co., Ltd. (“Zhejiang Kandi Technologies”), formerly, Zhejiang Kandi Vehicles Co., Ltd. and its subsidiaries including Zhejiang Kandi Smart Battery Swap Technology Co., Ltd, and SC Autosports, LLC (d/b/a Kandi America), the wholly-owned subsidiary of Kandi in the United States, and its wholly-owned subsidiary, Kandi America Investment, LLC. Zhejiang Kandi Technologies has established itself as one of China's leading manufacturers of pure electric vehicle parts and off-road vehicles.

Safe Harbor Statement

This press release contains certain statements that may include "forward-looking statements." All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on the SEC's website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the applicable securities laws, the Company does not assume a duty to update these forward-looking statements.

Follow us on Twitter: @ Kandi_Group

Contacts:

Kandi Technologies Group, Inc.
Ms. Kewa Luo
+1 (212) 551-3610
IR@kandigroup.com

The Blueshirt Group
Mr. Gary Dvorchak, CFA
gary@blueshirtgroup.com

- Tables Below -

KANDI TECHNOLOGIES GROUP, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2023	December 31, 2022
	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents	$69,406,103	$84,063,717
Restricted cash	54,238,569	66,976,554
Certificate of deposit	108,902,429	81,191,191
Accounts receivable (net of allowance for doubtful accounts of $2,679,598 and $2,285,386 as of June 30, 2023 and December 31, 2022, respectively)	23,137,337	38,150,876
Inventories	57,107,433	40,475,366
Notes receivable	256,276	434,461
Other receivables	9,813,439	11,912,615
Prepayments and prepaid expense	3,159,764	2,970,261
Advances to suppliers	2,073,612	3,147,932
TOTAL CURRENT ASSETS	328,094,962	329,322,973

NON-CURRENT ASSETS
Property, plant and equipment, net	89,909,721	97,168,753
Intangible assets, net	5,927,783	7,994,112
Land use rights, net	2,725,604	2,909,950
Construction in progress	36,854	199,837
Deferred tax assets	1,427,290	1,432,527
Long-term investment	137,851	144,984
Goodwill	31,335,036	33,178,229
Other long-term assets	9,911,534	10,630,911
TOTAL NON-CURRENT ASSETS	141,411,673	153,659,303

TOTAL ASSETS	$469,506,635	$482,982,276

CURRENT LIABILITIES
Accounts payable	$36,693,759	$35,321,262
Other payables and accrued expenses	11,736,250	14,131,414
Short-term loans	6,967,612	5,569,154
Notes payable	16,310,719	19,123,476
Income tax payable	1,011,755	1,270,617
Other current liabilities	5,476,994	6,089,925
TOTAL CURRENT LIABILITIES	78,197,089	81,505,848

NON-CURRENT LIABILITIES
Deferred taxes liability	1,172,820	1,378,372
Contingent consideration liability	–	1,803,000
Other long-term liabilities	465,784	602,085
TOTAL NON-CURRENT LIABILITIES	1,638,604	3,783,457

TOTAL LIABILITIES	79,835,693	85,289,305

STOCKHOLDER’S EQUITY
Common stock, $0.001 par value; 100,000,000 shares authorized; 75,010,171 and 77,668,730 shares issued and 75,010,171 and 74,180,171 outstanding at June 30,2023 and December 31,2022, respectively	75,010	77,669
Less: Treasury stock (null shares and 3,488,559 shares with average price of $2.81 at June 30, 2023 and December 31, 2022 )	–	(9,807,820)
Additional paid-in capital	446,260,170	451,373,645
Accumulated deficit (the restricted portion is $4,422,033 and $4,422,033 at June 30, 2023 and December 31, 2022, respectively)	(12,640,763)	(16,339,765)
Accumulated other comprehensive loss	(46,029,611)	(28,333,239)
TOTAL KANDI TECHNOLOGIES GROUP, INC. STOCKHOLDERS’ EQUITY	387,664,806	396,970,490

Non-controlling interests	2,006,136	722,481
TOTAL STOCKHOLDERS’ EQUITY	389,670,942	397,692,971

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$469,506,635	$482,982,276

KANDI TECHNOLOGIES GROUP, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND

COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

REVENUES FROM UNRELATED PARTIES, NET	$35,953,339	$20,841,183	$58,815,447	$45,732,587
REVENUES FROM THE FORMER AFFILIATE COMPANY AND RELATED PARTIES, NET	–	–	–	–

REVENUES, NET	35,953,339	20,841,183	58,815,447	45,732,587

COST OF GOODS SOLD	(22,218,767)	(18,122,316)	(37,051,645)	(40,626,557)

GROSS PROFIT	13,734,572	2,718,867	21,763,802	5,106,030

OPERATING EXPENSE:
Research and development	(874,562)	(1,253,843)	(1,753,542)	(2,394,429)
Selling and marketing	(2,780,515)	(1,172,528)	(4,608,244)	(2,366,227)
General and administrative	(8,838,319)	(6,574,079)	(16,397,771)	(12,330,610)
Impairment of goodwill	(507,603)	–	(507,603)	–
Impairment of long-lived assets	(962,737)	–	(962,737)	–
TOTAL OPERATING EXPENSE	(13,963,736)	(9,000,450)	(24,229,897)	(17,091,266)

LOSS FROM OPERATIONS	(229,164)	(6,281,583)	(2,466,095)	(11,985,236)

OTHER INCOME (EXPENSE):
Interest income	1,954,563	1,378,774	4,054,906	2,601,078
Interest expense	(194,239)	(138,433)	(367,609)	(286,577)
Change in fair value of contingent consideration	2,164,000	(391,000)	1,803,000	2,299,000
Government grants	189,948	463,219	810,352	707,317
Other income, net	807,315	2,373,528	1,073,780	2,417,310
TOTAL OTHER INCOME, NET	4,921,587	3,686,088	7,374,429	7,738,128

INCOME (LOSS) BEFORE INCOME TAXES	4,692,423	(2,595,495)	4,908,334	(4,247,108)

INCOME TAX (EXPENSE) BENEFIT	(305,223)	719,843	74,323	752,443

NET INCOME (LOSS)	4,387,200	(1,875,652)	4,982,657	(3,494,665)

LESS: NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	659,088	61,619	1,283,655	58,662

NET INCOME (LOSS) ATTRIBUTABLE TO KANDI TECHNOLOGIES GROUP, INC. STOCKHOLDERS	3,728,112	(1,937,271)	3,699,002	(3,553,327)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	(19,279,059)	(19,966,230)	(17,696,372)	(18,956,419)

COMPREHENSIVE LOSS	$(14,891,859)	$(21,841,882)	$(12,713,715)	$(22,451,084)

WEIGHTED AVERAGE SHARES OUTSTANDING BASIC	74,378,083	75,863,479	74,282,823	76,075,484
WEIGHTED AVERAGE SHARES OUTSTANDING DILUTED	76,315,953	75,863,479	75,786,201	76,075,484

NET INCOME (LOSS) PER SHARE, BASIC	$0.06	$(0.02)	$0.07	$(0.05)
NET INCOME (LOSS) PER SHARE, DILUTED	$0.06	$(0.02)	$0.07	$(0.05)

KANDI TECHNOLOGIES GROUP, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(UNAUDITED)

	Number of Outstanding Shares	Common Stock	Treasury Stock	Additional Paid-in Capital	Accumulated Earning (Deficit)	Accumulated Other Comprehensive Income	Non-controlling interests	Total
Balance, December 31, 2021	77,385,130	$77,385	$(2,392,203)	$449,479,461	$(4,216,102)	$251,786	$–	$443,200,327
Stock issuance and award	25,000	25	–	92,925	–	–	–	92,950
Stock buyback	–	–	(1,570,324)	(13,236)	–	–	–	(1,583,560)
Capital contribution from shareholder	–	–	–	–	–	–	1,198,398	1,198,398
Net loss	–	–	–	–	(1,616,056)	–	(2,957)	(1,619,013)
Foreign currency translation	–	–	–	–	–	1,009,811	–	1,009,811

Balance, March 31, 2022	77,410,130	$77,410	$(3,962,527)	$449,559,150	$(5,832,158)	$1,261,597	$1,195,441	$442,298,913
Stock issuance and award	238,600	239	–	584,331	–	–	–	584,570
Stock buyback	–	–	(1,974,490)	(22,578)	–	–	–	(1,997,068)
Net income (loss)	–	–	–	–	(1,937,271)	–	61,619	(1,875,652)
Foreign currency translation	–	–	–	–	–	(19,966,230)	(63,460)	(20,029,690)

Balance, June 30, 2022	77,648,730	$77,649	$(5,937,017)	$450,120,903	$(7,769,429)	$(18,704,633)	1,193,600	$418,981,073

	Number of Outstanding Shares	Common Stock	Treasury Stock	Additional Paid-in Capital	Accumulated Earning (Deficit)	Accumulated Other Comprehensive Income	Non-controlling interests	Total
Balance, December 31, 2022	77,668,730	$77,669	$(9,807,820)	$451,373,645	$(16,339,765)	$(28,333,239)	$722,481	$397,692,971
Stock issuance and award	10,000	10	–	22,290	–	–	–	22,300
Stock based compensation	–	–	–	980,893	–	–	–	980,893
Net income (loss)	–	–	–	–	(29,110)	–	624,567	595,457
Foreign currency translation	–	–	–	–	–	1,582,687	–	1,582,687

Balance, March 31, 2023	77,678,730	$77,679	$(9,807,820)	$452,376,828	$(16,368,875)	$(26,750,552)	$1,347,048	$400,874,308
Stock issuance and award	820,000	820	–	2,706,780	–	–	–	2,707,600
Stock based compensation	–	–	–	980,893	–	–	–	980,893
Cancellation of the Treasury Stock	(3,488,559)	(3,489)	9,807,820	(9,804,331)	–	–	–	–
Net income	–	–	–	–	3,728,112	–	659,088	4,387,200
Foreign currency translation	–	–	–	–	–	(19,279,059)	–	(19,279,059)

Balance, June 30, 2023	75,010,171	$75,010	$–	$446,260,170	$(12,640,763)	$(46,029,611)	$2,006,136	$389,670,942

KANDI TECHNOLOGIES GROUP, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended
	June 30, 2023	June 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$4,982,657	$(3,494,665)
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Depreciation and amortization	6,044,494	6,447,548
Impairments	1,470,340	–
Provision of allowance for doubtful accounts	530,759	4,301
Deferred taxes	(200,316)	(116,206)
Change in fair value of contingent consideration	(1,803,000)	(2,299,000)
Stock award and stock based compensation expense	4,724,507	639,690

Changes in operating assets and liabilities:

Accounts receivable	6,424,500	(9,108,858)
Notes receivable	588,417	1,925,896
Inventories	(17,938,859)	(9,949,597)
Other receivables and other assets	1,302,745	(2,806,192)
Advances to supplier and prepayments and prepaid expenses	680,110	13,475,591

Increase (Decrease) In:
Accounts payable	20,729,603	32,751,997
Other payables and accrued liabilities	(1,071,220)	4,198,349
Notes payable	(15,133,991)	(7,788,622)
Income tax payable	(70,636)	(777,068)
Net cash provided by operating activities	$11,260,110	$23,103,164

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment, net	(1,360,492)	(1,491,918)
Payment for construction in progress	(76,792)	(308,304)
Certificate of deposit	(33,214,435)	(21,617,615)
Net cash used in investing activities	$(34,651,719)	$(23,417,837)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loans	7,928,212	5,070,582
Repayments of short-term loans	(6,398,565)	(4,570,582)
Contribution from non-controlling shareholder	–	787,499
Purchase of treasury stock	–	(3,580,628)
Net cash provided by (used in) financing activities	$1,529,647	$(2,293,129)

NET DECREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	$(21,861,962)	$(2,607,802)
Effect of exchange rate changes	$(5,533,637)	$(6,734,387)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF YEAR	$151,040,271	$168,676,007

CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$123,644,672	$159,333,818
-CASH AND CASH EQUIVALENTS AT END OF PERIOD	69,406,103	87,098,779
-RESTRICTED CASH AT END OF PERIOD	54,238,569	72,235,039

SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$76,016	$140,831
Interest paid	$198,793	$102,722

SUPPLEMENTAL NON-CASH DISCLOSURES:
Contribution from non-controlling shareholder by inventories, fixed assets and intangible assets	$–	$393,986